UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C.20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934
Date of Report - October 29, 2004 (Date of earliest event reported)
INGERSOLL-RAND COMPANY LIMITED (Exact name of registrant as specified in its charter)
Bermuda (State or other jurisdiction of incorporation)	1-985 (Commission File Number)	75-2993910 (I.R.S. Employer Identification No.)
Clarendon House 2 Church Street Hamilton HM 11, Bermuda (Address of principal executive offices, including zip code)
(441) 295-2838 (Registrant's phone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

On October 29, 2004, Ingersoll-Rand Company Limited completed the previously announced sale of its Dresser-Rand business unit to an investment vehicle affiliated with First Reserve Corporation, a private-equity fund, for cash proceeds of approximately $1.2 billion, subject to customary post-closing purchase price adjustments, pursuant to the Equity Purchase Agreement dated August 25, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                            INGERSOLL-RAND COMPANY LIMITED

                                                                                                                                         (Registrant)

                                                     Date: November 1, 2004              /s/_Richard Randall___________________________
                                                                                                         Richard W. Randall,

                                                                                                         Vice President and Corporate Controller

                                                                                                         Principal Accounting Officer